UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 3.02.	Unregistered Sales of Equity Securities.

On October 15, 2020, The Coffee Holding Company, Inc. (the “Company”) entered into a Contribution and Equity Purchase Agreement (the “Agreement”) to become a 49% owner in The Jordre Well, LLC (“The Jordre Well”), a cannabidiol (“CBD”) beverage company. Under the terms of the Agreement, The Jordre Well will assist the Company in the development and commercialization of CBD-infused line extensions for the existing coffee brands within the Company’s portfolio as well as launch new brands that are intended to serve consumer demand for non-coffee CBD-infused beverages and products.

Pursuant to the terms of the Agreement, the Company will issue to The Jordre Well up to 278,500 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), with 139,250 shares of Common Stock issued on the effective date of the Agreement and the remaining 139,250 shares of Common Stock to be issued once $500,000 in revenue is generated from the joint venture.

The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act in connection with the issuance of the shares of Common Stock.

Item 8.01.	Other Events.

The disclosure in Item 3.02 is incorporated herein by reference.

On October 16, 2020, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press Release, dated October 16, 2020, issued by Coffee Holding entitled “Coffee Holding Co., Inc. to Launch CBD-Infused Coffee and Functional Beverages”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: October 16, 2020	By:	/s/ Andrew Gordon
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer